Exhibit 10.22(d)

                              SECOND AMENDMENT
                                   TO THE
                         PLAYBOY ENTERPRISES, INC.
                         DEFERRED COMPENSATION PLAN
            (As Amended and Restated Effective January 1, 2005)

      WHEREAS, Playboy Enterprises, Inc. (the "Company") has established and maintains the Playboy Enterprises, Inc. Deferred Compensation Plan, as amended and restated effective January 1, 2005 and amended once thereafter (the "Plan"); and

      WHEREAS, Section 7.01 of the Plan reserves to the Company's Board of Directors (the "Board") the authority to amend the Plan at any time; and

      WHEREAS, the Board has determined that it is desirable to freeze the Plan as of December 31, 2008 and to add a new transitional distribution election feature to the Plan effective as of December 10, 2008;

      NOW, THEREFORE, the Plan is hereby amended in the following respects:

            1. A new subsection(e) is added to Section 3.01, Participation, effective as of December 31, 2008, to read as follows:

                  "e) Notwithstanding any Plan provision to the contrary, participation in the Plan shall be frozen as of December 31, 2008 and any Employee who is not already a Participant on that date shall not be permitted to elect to participate in the Plan for any Plan Year that begins after December 31, 2008."

            2. A new subsection (c) is added to Section 3.02, Deferral of Salary and Incentive Award or Sales Commission, effective as of December 31, 2008, to read as follows:

                  "c) Notwithstanding any Plan provision to the contrary, no contributions shall be made by or on behalf of any Participant with respect to any Plan Year that begins after December 31, 2008. Accordingly, no Agreements shall be permitted, accepted, honored or have any effect with respect to any such Plan Year and the deferral limitations set forth in Sections 3.03(a) and (b) below shall all be reduced

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                        to zero  percent (0%)  effective  for any Plan
                        Year that begins after December 31, 2008."

            3. A new subsection (d) is added to Section 3.06, Company Allocation; effective as of December 31, 2008, to read as follows:

                  "d) Notwithstanding any Plan provision to the contrary, no Company Allocation shall be made or credited on behalf of any Participant for any Plan Year that begins after December 31, 2008. Accordingly, no Company Allocation shall be made or credited with respect to any Salary, Incentive Award or Sales Commission (or attempted deferral thereof) that is attributable to a Participant's service to the Company during any such Plan Year."

            4. A new Section 4.12 is added to the Plan, effective as of December 10, 2008, to read as follows:

                  "4.12 Transitional Early Distribution Option.

                        The Plan shall offer a new single sum benefit distribution option, commencing effective
                        December 10,  2008,  in  accordance  with this
                        Section 4.12. All Participants who have not yet incurred a distributable event under any of Sections 4.01, 4.02, 4.03 or 4.04 prior to December 10, 2008 shall become 100% vested as of that date and shall have the opportunity to elect to receive a lump sum payment of the entire vested portion of their accounts under the Plan. Such benefit shall first become payable on January 2, 2009 and shall be processed for payment thereafter, valued and distributed no later than January 30, 2009. In order to receive such early distribution under this Section 4.12, the Participant must file a written election, in accordance with
                        transition   election   guidance   under  Code
                        Section 409A, not later than December 23, 2008 and the Participant must not have incurred a distributable event under any other provision of Article IV before such election is filed.

                        A transitional distribution election made under this Section 4.12 shall override and supersede any and all other distribution rights and elections then


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                        applicable  to the  electing  Participant  and
                        shall render the Participant ineligible for distribution under any other Section of the Plan regardless of any distributable events
                        subsequently    incurred   by   the   electing
                        Participant. This distribution election shall be considered to be consistent with Section 3.02(d) and not subject to Section 3.02(e)."

      IN WITNESS WHEREOF, this Second Amendment, having been first duly adopted, is hereby executed by a duly authorized officer on behalf of the Company on this 10th day of December, 2008.

                                      PLAYBOY ENTERPRISES, INC.


                                      By: /s/ Robert D. Campbell
                                          --------------------------------------
                                          Robert D. Campbell
                                          Senior Vice President, Treasurer


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